                                                                      EXHIBIT 24



                               POWER OF ATTORNEY


         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and E. Starke Sydnor, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 1999 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of March, 2000.



                                              /s/ Marion H. Antonini
                                        --------------------------------
                                                 Marion H. Antonini

                               POWER OF ATTORNEY


         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and E. Starke Sydnor, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 1999 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of March, 2000.



                                                /s/ Philip J. Carroll, Jr.
                                           -----------------------------------
                                                  Philip J. Carroll, Jr.

                               POWER OF ATTORNEY


         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and E. Starke Sydnor, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 1999 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of March, 2000.



                                                 /s/ Livio D. DeSimone
                                           ---------------------------------
                                                   Livio D. DeSimonei

                               POWER OF ATTORNEY


         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and E. Starke Sydnor, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 1999 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of March, 2000.



                                                   /s/ Phillip W. Farmer
                                              --------------------------------
                                                     Phillip W. Farmer

                               POWER OF ATTORNEY


         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and E. Starke Sydnor, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 1999 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of March, 2000.



                                                /s/ John K. Greene
                                          -----------------------------
                                                  John K. Greene

                               POWER OF ATTORNEY


         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and E. Starke Sydnor, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 1999 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of March, 2000.



                                                 /s/ Donald M. James
                                            ------------------------------
                                                   Donald M. James

                               POWER OF ATTORNEY


         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and E. Starke Sydnor, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 1999 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of March, 2000.



                                            /s/ Douglas J. McGregor
                                      -----------------------------------
                                              Douglas J. McGregor

                               POWER OF ATTORNEY


         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and E. Starke Sydnor, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 1999 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of March, 2000.



                                               /s/ Ann D. McLaughlin
                                          ----------------------------------
                                                 Ann D. McLaughlin

                               POWER OF ATTORNEY


         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and E. Starke Sydnor, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 1999 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of March, 2000.



                                                /s/ James V. Napier
                                            ----------------------------
                                                  James V. Napier

                               POWER OF ATTORNEY


         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and E. Starke Sydnor, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 1999 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of March, 2000.



                                                     /s/ Donald B. Rice
                                                 ----------------------------
                                                       Donald B. Rice

                               POWER OF ATTORNEY


         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and E. Starke Sydnor, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 1999 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of March, 2000.



                                                 /s/ Herbert A. Sklenar
                                             ------------------------------
                                                   Herbert A. Sklenar

                               POWER OF ATTORNEY


         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and E. Starke Sydnor, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 1999 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of March, 2000.



                                                 /s/ Orin R. Smith
                                             --------------------------
                                                   Orin R. Smith